JOINT FILING AGREEMENT


           Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, Richmont Marketing Specialists Inc., a Delaware corporation, MS Acquisition Ltd., a Texas limited partnership, MSSC Acquisition Corporation, a Delaware corporation, Richmont Capital Partners I, L.P., a Delaware limited partnership, and J.R. Investments Corp., a Delaware corporation, agree that the Statement on Schedule 13D to which this joint filing agreement is attached as an exhibit (the "Schedule 13D"), and any amendments thereto, are filed on behalf of each of them. MS Acquisition Ltd., MSSC Acquisition Corporation, Richmont Capital Partners I, L.P. and J.R. Investments Corp. each hereby authorizes Richmont Marketing Specialists Inc., for it and on its behalf, and in its name, place and stead, in any and all capacities, to sign the Schedule 13D and any and all amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. This joint filing agreement may be executed in one or more counterparts, each of which will constitute one and the same agreement.

                          RICHMONT MARKETING SPECIALISTS INC.


                          By: /s/ Nick Bouras
                             _______________________________
                          Name:  Nick Bouras
                          Title: Vice President
                          Date:  May 7, 1999


                          MS ACQUISITION LTD.

                          By: MSSC Acquisition Corporation, its
                                 General Partner


                          By: /s/ Nick Bouras
                             _______________________________
                          Name:  Nick Bouras
                          Title: Vice President
                          Date:  May 7, 1999



                          MSSC ACQUISITION CORPORATION


                          By: /s/ Nick Bouras
                             ______________________________
                          Name:  Nick Bouras
                          Title: Vice President
                          Date:  May 7, 1999


                          RICHMONT CAPITAL PARTNERS I, L.P.

                          By: J.R. Investments Corp., its General Partner
                          By:


                          Name: /s/ Nick Bouras
                                ______________________________
                          Name:  Nick Bouras
                          Title: Vice President
                          Date:  May 7, 1999


                          J.R. INVESTMENTS CORP.

                          By: /s/ Nick Bouras
                             _________________________________
                          Name:  Nick Bouras
                          Title: Vice President
                          Date:  May 7, 1999